PAGE 1
IDS Global Bond Fund

Prospectus
Dec. 30, 1996

The goal of IDS Global Bond Fund, a part of IDS Global Series,
Inc., is a high total return through income and growth of capital.

The Fund seeks to achieve its goal by investing all of its assets in World Income Portfolio of World Trust. The Portfolio is a separate investment company managed by American Express Financial Corporation that has the same goal as the Fund. This arrangement is commonly known as a master/feeder structure.

This prospectus contains facts that can help you decide if the Fund is the right investment for you. Read it before you invest and keep it for future reference.

Additional facts about the Fund are in a Statement of Additional Information (SAI), filed with the Securities and Exchange Commission (SEC) and available for reference, along with other related materials, on the SEC Internet web site (http://www.sec.gov). The SAI is incorporated here by reference. For a free copy, contact American Express Shareholder Service.


Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please note that this Fund:

o  is not a bank deposit
o  is not federally insured
o  is not endorsed by any bank or government agency
o  is not guaranteed to achieve its goal

American Express Shareholder Service
P.O. Box 534
Minneapolis, MN
55440-0534
612-671-3733
TTY:  800-846-4852

PAGE 2
Table of contents

The Fund in brief
       Goal
       Investment policies and risks
       Structure of the Fund
       Manager and distributor
       Portfolio manager
       Alternative purchase arrangements

Sales charge and Fund expenses

Performance
       Financial highlights
       Total returns
       Yield

Investment policies and risks
       Facts about investments and their risks
       Valuing Fund shares

How to purchase, exchange or redeem shares
       Alternative purchase arrangements
       How to purchase shares
       How to exchange shares
       How to redeem shares
       Reductions and waivers of the sales charge

Special shareholder services
       Services
       Quick telephone reference

Distributions and taxes
       Dividend and capital gain distributions
       Reinvestments
       Taxes
       How to determine the correct TIN

How the Fund and Portfolio are organized
       Shares
       Voting rights
       Shareholder meetings
       Special considerations regarding master/feeder structure
       Board members and officers
       Investment manager
       Administrator and transfer agent
       Distributor

About American Express Financial Corporation
       General information

Appendices
       Description of corporate bond ratings
       Descriptions of derivative instruments

PAGE 3
The Fund in brief

Goal

IDS Global Bond Fund (the Fund) seeks to provide shareholders with high total return through income and growth of capital. It does so by investing all of its assets in World Income Portfolio (the Portfolio) of World Trust (the Trust). Both the Fund and the Portfolio are non-diversified investment companies that have the same goal. Because any investment involves risk, achieving this goal cannot be guaranteed. The goal can be changed only by holders of a majority of outstanding securities.

The Fund may withdraw its assets from the Portfolio at any time if the board determines that it is in the best interests of the Fund to do so. In that event, the Fund would consider what action should be taken, including whether to retain an investment advisor to manage the Fund's assets directly or to reinvest all of the Fund's assets in another pooled investment entity.

Investment policies and risks

Both the Fund and Portfolio have the same investment policies. Accordingly, the Portfolio invests primarily in debt securities of U.S. and foreign issuers. The Portfolio also may invest in common and preferred stocks, derivative instruments and money market instruments.

Risks arising from investments in foreign securities include fluctuations in currency exchange rates, adverse political and economic developments and lack of comparable regulatory requirements applicable to U.S. companies. Non-diversified mutual funds may have more market risk than funds that have broader diversification. You should invest in the Fund only if you are willing to assume such risks.

Structure of the Fund

This Fund uses what is commonly known as a master/feeder structure. This means it is a feeder fund that invests all of its assets in the Portfolio that is its master fund. The Portfolio actually invests in and manages the securities and has the same goal and investment policies as the Fund. This structure is described in more detail in the section captioned "Special considerations regarding master/feeder structure." Here is an illustration of the structure:

                                        Investors buy
                                     shares in the Fund

                                      The Fund invests
                                      in the Portfolio

                                    The Portfolio invests
                                     in securities, such
                                     as stocks or bonds

PAGE 4
Manager and distributor

The Portfolio is managed by American Express Financial Corporation
(AEFC), a provider of financial services since 1894. AEFC currently manages more than $55 billion in assets for the IDS MUTUAL FUND GROUP. Shares of the Fund are sold through American Express Financial Advisors Inc., a wholly owned subsidiary of AEFC.

Portfolio manager

Ray Goodner joined AEFC in 1977 and serves as vice president and senior portfolio manager. He has managed the assets of the Fund since 1989 and serves as portfolio manager of the Portfolio. He also serves as portfolio manager of Quality Income Portfolio and IDS Life Global Yield Fund.

Alternative purchase arrangements

The Fund offers its shares in three classes. Class A shares are subject to a sales charge at the time of purchase. Class B shares are subject to a contingent deferred sales charge (CDSC) on redemptions made within six years of purchase and an annual distribution (12b-1) fee. Class Y shares are sold without a sales charge to qualifying institutional investors.

Sales charge and Fund expenses

Shareholder transaction expenses are incurred directly by an investor on the purchase or redemption of Fund shares. Fund operating expenses are paid out of Fund assets for each class of shares and include expenses charged by both the Fund and the Portfolio. Operating expenses are reflected in the Fund's daily share price and dividends, and are not charged directly to shareholder accounts.

Shareholder transaction expenses
                                       Class A   Class B   Class Y
Maximum sales charge on purchases*
(as a percentage of offering price).......5%        0%        0%
Maximum deferred sales charge
imposed on redemptions (as a
percentage of original purchase price)....0%        5%        0%

Annual Fund and allocated Portfolio operating expenses
(as a percentage of average daily net assets):

                                       Class A   Class B   Class Y
Management fee**                       0.75%     0.75%     0.75%
12b-1 fee                              0.00%     0.75%     0.00%
Other expenses***                      0.45%     0.46%     0.26%
Total****                              1.20%     1.96%     1.01%

*This charge may be reduced depending on your total investments in IDS funds. See "Reductions of the sales charge."
**The management fee is paid by the Trust on behalf of the Portfolio.

PAGE 5
***Other expenses include an administrative services fee, a shareholder services fee for Class A and Class B, a transfer agency fee and other non-advisory expenses.
****The Fund changed to a master/feeder structure on May 13, 1996. The board considered whether the aggregate expenses of the Fund and the Portfolio would be more or less than if the Fund invested directly in the type of securities being held by the Portfolio. AEFC has agreed to pay the small additional costs required to use a master/feeder structure to manage the investment portfolio during the first year of its operation and half of such costs in the second year, approximately $8,000 in year one and $3,800 in year two. These additional costs may be more than offset in subsequent years if the assets being managed increase.

Example: Suppose for each year for the next 10 years, Fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay total expenses of:

                    1 year       3 years      5 years   10 years
Class A             $62          $86          $113      $189
Class B             $70          $102         $126      $209**
Class B*            $20          $62          $106      $209**
Class Y             $10          $32          $56       $124

*Assuming Class B shares are not redeemed at the end of the period. **Based on conversion of Class B shares to Class A shares after eight years.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown. Because Class B pays annual distribution (12b-1) fees, long-term shareholders of Class B may indirectly pay an equivalent of more than a 6.25% sales charge, the maximum permitted by the National Association of Securities Dealers.

Performance

Financial highlights

                                               Fiscal period ended Oct. 31,
                                               Per share income and capital changes*

                                               Class A

                                               1996      1995     1994     1993     1992     1991     1990     1989**
Net asset value,
beginning of period                            $6.11     $5.76    $6.27    $5.91    $5.58    $5.46    $5.22    $5.00

                                               Income from investment operations:
Net investment income                            .38       .35      .36      .26      .33      .50      .40      .12

Net gains (losses)
 (both realized and unrealized)                  .18       .41     (.45)     .62      .47      .12      .27      .22

Total from investment operations                 .56       .76     (.09)     .88      .80      .62      .67      .34

                                               Less distributions:

Dividends from net investment income            (.39)     (.33)    (.35)    (.27)    (.30)    (.50)    (.40)    (.12)

Distributions from realized gains                 --      (.02)    (.07)    (.10)    (.06)      --     (.03)      --

Excess distributions of realized gains            --      (.06)      --     (.15)    (.11)      --       --       --
PAGE 6
Total distributions                             (.39)     (.41)    (.42)    (.52)    (.47)    (.50)    (.43)    (.12)

Net asset value,
end of period                                  $6.28     $6.11    $5.76    $6.27    $5.91    $5.58    $5.46    $5.22

                                               Ratios/supplemental data

                                               Class A

                                               1996      1995     1994     1993     1992     1991     1990     1989**
Net assets, end of
period (in millions)                           $689      $548     $466     $255     $91      $50      $28      $11

Ratio of expenses to
average daily net assets***                    1.20%     1.25%    1.26%    1.31%    1.39%    1.34%    1.73%##  1.00%#

Ratio of net income to
average daily net assets                       5.72%     6.15%    5.56%    5.11%    6.50%    7.15%   10.60%##  7.04%#+

Portfolio turnover rate (excluding short-term
securities) for the underlying Portfolio         49%       92%      64%      90%     160%     123%     130%      91%

Total return++                                  8.9%      13.6%   (1.5%)   15.8%    14.8%    11.9%    13.3%     6.7%


*For a share outstanding throughout the period.  Rounded to the nearest cent.
**Inception date. Period from March 20, 1989 to Oct. 31, 1989.
***Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
+Adjusted to an annual basis.
++Total return does not reflect payment of a sales charge.
#During the period from March 20, 1989 to Oct. 31, 1989, AEFC reimbursed the Fund for expenses in excess of 1% of daily net assets. Has AEFC not done so, the ratio of expenses and ratio of net investment income would have been 1.77% and 5.77%, respectively.
##For the nine months ended July 31, 1990, AEFC voluntarily reimbursed the Fund for a portion of its expenses. Had AEFC not
done so, the ratio of expenses and ratio of net investment income would have been 1.87% and 10.46%, respectively.
PAGE 7
Performance
Financial highlights

                                               Fiscal period ended Oct. 31,
                                               Per share income and capital changes*

                                               Class B                  Class Y

                                               1996     1995**          1996     1995**
Net asset value,
beginning of period                            $6.11    $5.74           $6.11    $5.74

                                               Income from investment operations:

Net investment income                            .33      .24             .29      .27

Net gains on securities (both
realized and unrealized)                         .18      .41             .20      .41

Total from investment operations                 .51      .65             .49      .68

                                               Less distributions:

Dividends from net investment income            (.34)    (.24)           (.30)    (.27)

Excess distributions of
realized gains                                    --     (.04)             --     (.04)

Total distributions                             (.34)    (.28)           (.30)    (.31)

Net asset value,
end of period                                  $6.28    $6.11           $6.30    $6.11

                                               Ratios/supplemental data

                                               Class B                  Class Y

                                               1996     1995**          1996#    1995**
Net assets, end of
period (in millions)                           $141     $37             $--      $2

Ratio of expenses to
average daily net assets***                    1.96%    2.05%+          1.01%    1.10%+

Ratio of net income to
average daily net assets                       4.96%    5.88%+          6.06%    6.68%+

Portfolio turnover rate (excluding short-term    49%      92%             49%      92%
securities) for the underlying portfolio

Total Return++                                  8.1%    11.5%            7.3%    12.0%


*For a share outstanding throughout the period. Rounded to the nearest cent.
**Inception date was March 20, 1995 for Class B and Class Y.
***Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
+Adjusted to an annual basis.
++Total return does not reflect payment of a sales charge.
#Periods from Nov. 1, 1995 to Nov. 20, 1995 and from Dec. 4, 1995 to Oct 31, 1996 . From
Nov. 20, 1995 to Dec. 4, 1995 there were no  Class Y shares outstanding.

The information in these tables has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.

Total returns

Total return is the sum of all of your returns for a given period, assuming you reinvest all distributions. It is calculated by taking the total value of shares you own at the end of the period (including shares acquired by reinvestment), less the price of shares you purchased at the beginning of the period.
PAGE 8
Average annual total return is the annually compounded rate of return over a given time period (usually two or more years). It is the total return for the period converted to an equivalent annual figure.

Average annual total returns as of Oct. 31, 1996

Purchase                1 year    5 years    Since
made                    ago       ago        inception
Global Bond:
  Class A*             +3.50%    +9.00%       +10.09%
  Class B**            +4.14%       --%        +9.75%
  Class Y**            +9.20%       --%       +13.24%

Salomon Brothers
Global Govt. Bond
Composite Index        +5.36%    +9.91%       +10.17%#

Lipper Global
Income Fund
Index                 +11.74%    +7.83%        +8.92%#

*Inception date was April 1, 1989.
**Inception date was March 20, 1995.
#Measurement period started April 1, 1989.

Cumulative total returns as of Oct. 31, 1996

Purchase               1 year      5 years     Since
made                   ago         ago         inception
Global Bond:
  Class A*            +3.50%     +53.93%       +108.12%
  Class B**           +4.14%         --%        +16.37%
  Class Y**           +9.20%         --%        +22.30%

Salomon Brothers
Global Govt. Bond
Composite Index       +5.36%     +60.41%       +108.88%#

Lipper Global
Income Fund
Index                +11.74%     +45.78%        +91.40%#

*Inception date was April 1, 1989.
**Inception date was March 20, 1995.
#Measurement period started April 1, 1989.

These examples show total returns from hypothetical investments in Class A, Class B and Class Y shares of the Fund. These returns are compared to those of popular indexes for the same periods. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees. March 20, 1995 was the inception date for Class B and Class Y. Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges although not for other differences in expenses.

PAGE 9
For purposes of calculation, information about the Fund assumes:
o      a sales charge of 5% for Class A shares
o redemption at the end of the period and deduction of the applicable contingent deferred sales charge for Class B shares
o      no sales charge for Class Y shares
o no adjustments for taxes an investor may have paid on the reinvested income and capital gains
o a period of widely fluctuating securities prices. Returns shown should not be considered a representation of the Fund's future performance.

Salomon Brothers Global Government Bond Composite Index is an unmanaged index made up of a representative list of government bonds of 17 countries throughout the world. The index is a general measure of government bond performance. Performance is expressed in the U.S. dollar as well as the currencies of governments making up the index. The bonds included in the index may not be the same as those in the Fund. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Lipper Global Income Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Yield

Yield is the net investment income earned per share for a specified time period, divided by the offering price at the end of the period. The Fund's annualized yield for the 30-day period ended Oct. 31, 1996, was 5.53% for Class A, 5.06% for Class B and 6.24% for Class Y. The Fund calculates this 30-day annualized yield by dividing:

o net investment income per share deemed earned during a 30-day period by

o the public offering price per share on the last day of the period, and

o      converting the result to a yearly equivalent figure.

This yield calculation does not include any contingent deferred sales charge, ranging from 5% to 0% on Class B shares, which would reduce the yield quoted.

The Fund's yield varies from day to day, mainly because share values and offering prices (which are calculated daily) vary in response to changes in interest rates. Net investment income normally changes much less in the short run. Thus, when interest rates rise and share values fall, yield tends to rise. When interest rates fall, yield tends to follow.

Past yields should not be considered an indicator of future yields.

PAGE 10
Investment policies and risks

The policies described below apply both to the Fund and the Portfolio. The Portfolio invests primarily in debt securities of U.S. and foreign issuers so under normal market conditions at least 80% of the Portfolio's net assets will be investment-grade corporate or government debt securities including money market instruments of issuers located in at least three different countries.

The Portfolio also invests in debt securities below investment grade, convertible securities, common stocks and derivative instruments.

The various types of investments the portfolio manager uses to achieve investment performance are described in more detail in the next section and in the SAI.

Facts about investments and their risks

Debt securities: The price of bonds generally falls as interest rates increase, and rises as interest rates decrease. The price of bonds also fluctuates if the credit rating is upgraded or downgraded.

The price of bonds below investment grade may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations, are more likely to experience a default, and sometimes are referred to as junk bonds. Reduced market liquidity for these bonds may occasionally make it more difficult to value them. In valuing bonds, the Portfolio relies both on independent rating agencies and the investment manager's credit analysis. The Portfolio may not purchase securities rated lower than B by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corporation (S&P). Securities that are subsequently downgraded in quality may continue to be held by the Portfolio and will be sold only when the investment manager believes it is advantageous to do so.

                          Bond ratings and holdings for fiscal 1996

                                                              Percent of
              S&P Rating           Protection of              net assets in
Percent of    (or Moody's          principal and              unrated securities
net assets    equivalent)          interest                   assessed by AEFC
40.90%        AAA                  Highest quality               0.36%
10.96         AA                   High quality                     --
 5.94         A                    Upper medium grade               --
 4.58         BBB                  Medium grade                     --
 8.85         BB                   Moderately speculative           --
 2.01         B                    Speculative                      --
   --         CCC                  Highly speculative               --
   --         CC                   Poor quality                     --
   --         C                    Lowest quality                   --
   --         D                    In default                       --
 1.10         Unrated              Unrated securities             0.74

The table above excludes money market instruments, which are considered investment grade securities.

(See the Appendix to this prospectus describing corporate bond ratings for further information.)

Debt securities sold at a deep discount: Some bonds are sold at deep discounts because they do not pay interest until maturity. They include zero coupon bonds and PIK (pay-in-kind) bonds. To comply with tax laws, the Portfolio has to recognize a computed amount of interest income and pay dividends to shareholders even though no cash has been received. In some instances, the Portfolio may have to sell securities to have sufficient cash to pay the dividends.

Convertible securities: These securities generally are preferred stocks or bonds that can be exchanged for other securities, usually common stock, at prestated prices. When the trading price of the common stock makes the exchange likely, convertible securities trade more like common stock.

Common stocks: Stock prices are subject to market fluctuations. Stocks of foreign companies may be subject to abrupt or erratic price movements. While many of the Portfolio's investments are in established companies having adequate financial reserves, some investments involve substantial risk and may be considered speculative.

Foreign investments: Securities of foreign companies and governments may be traded in the United States, but often they are traded only on foreign markets. Frequently, there is less information about foreign companies and less government supervision of foreign markets. Foreign investments are subject to currency fluctuations and political and economic risks of the countries in which the investments are made, including the possibility of seizure or nationalization of companies, imposition of withholding taxes on income, establishment of exchange controls or adoption of other restrictions that might affect an investment adversely. If an investment is made in a foreign market, the local currency may be purchased using a forward contract in which the price of the foreign currency in U.S. dollars is established on the date the trade is made, but delivery of the currency is not made until the securities are received. As long as the Portfolio holds foreign currencies or securities valued in foreign currencies, the value of those assets will be affected by changes in the value of the currencies relative to the U.S. dollar. Because of the limited trading volume in some foreign markets, efforts to buy or sell a security may change the price of the security, and it may be difficult to complete the transaction. The limited liquidity and price fluctuations in emerging markets could make investments in developing countries more volatile. In addition, the Portfolio may have limited legal recourse in the event a sovereign government is unwilling or unable to pay its debt.

Diversification: Since the Portfolio is a non-diversified mutual fund, it may concentrate its investments in securities of fewer issuers than would a diversified fund. Accordingly, the Portfolio may have more risk than mutual funds that have broader diversification.

PAGE 12
Derivative instruments: The portfolio manager may use derivative instruments in addition to securities to achieve investment performance. Derivative instruments include futures, options and forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment and a daily change in price based on or derived from a security, a currency, a group of securities or currencies, or an index. A number of strategies or combination of instruments can be used to achieve the desired investment performance characteristics. A small change in the value of the underlying security, currency or index will cause a sizable gain or loss in the price of the derivative instrument. Derivative instruments allow the portfolio manager to change the investment performance characteristics very quickly and at lower costs. Risks include losses of premiums, rapid changes in prices, defaults by other parties and inability to close such instruments. The Portfolio will use derivative instruments only to achieve the same investment performance characteristics it could achieve by directly holding those securities and currencies permitted under the investment policies. The Portfolio will designate cash or appropriate liquid assets to cover its portfolio obligations. No more than 5% of the Portfolio's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions. This does not, however, limit the portion of the Portfolio's assets at risk to 5%. The Portfolio is not limited as to the percentage of its assets that may be invested in permissible investments, including derivatives, except as otherwise explicitly provided in this prospectus or the SAI. For descriptions of these and other types of derivative instruments, see the Appendix to this prospectus and the SAI.

Securities and other instruments that are illiquid: A security or other instrument is illiquid if it cannot be sold quickly in the normal course of business. Some investments cannot be resold to the U.S. public because of their terms or government regulations. Securities and instruments, however, can be sold in private sales, and many may be sold to other institutions and qualified buyers or on foreign markets. The portfolio manager will follow guidelines established by the board and consider relevant factors such as the nature of the security and the number of likely buyers when determining whether a security is illiquid. No more than 10% of the Portfolio's net assets will be held in securities and other instruments that are illiquid.

Money market instruments: Short-term debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Generally, less than 25% of the Portfolio's total assets are in these money market instruments. However, for temporary defensive purposes these investments could exceed that amount for a limited period of time.

The investment policies described above may be changed by the boards.
PAGE 13
Lending portfolio securities: The Portfolio may lend its securities to earn income so long as borrowers provide collateral equal to the market value of the loans. The risks are that borrowers will not provide collateral when required or return securities when due. Unless a majority of the outstanding voting securities approve otherwise, loans may not exceed 30% of the Portfolio's net assets.

Valuing Fund shares

The public offering price is the net asset value (NAV) adjusted for the sales charge for Class A. It is the NAV for Class B and Class Y.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business, normally 3 p.m. Central time, each business day (any day the New York Stock Exchange is open). (NAV generally declines as interest rates increase and rises as interest rates decline.)

To establish the net assets, all securities held by the Portfolio are valued as of the close of each business day. In valuing assets:

o Securities (except bonds) and assets with available market values are valued on that basis.

o Securities maturing in 60 days or less are valued at amortized cost.

o Bonds and assets without readily available market values are valued according to methods selected in good faith by the board.

o Assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at a rate of exchange set as near to the close of the day as practicable.

How to purchase, exchange or redeem shares

Alternative purchase arrangements

The Fund offers three different classes of shares - Class A, Class B and Class Y. The primary differences among the classes are in the sales charge structures and in their ongoing expenses. These differences are summarized in the table below. You may choose the class that best suits your circumstances and objectives.

              Sales charge and
              distribution
              (12b-1) fee                 Service fee          Other information
Class A       Maximum initial             0.175% of average    Initial sales charge
              sales charge of             daily net assets     waived or reduced
              5%; no 12b-1 fee                                 for certain purchases

PAGE 14
Class B       No initial sales            0.175% of average    Shares convert to
              charge; maximum CDSC        daily net assets     Class A after eight
              of 5% declines to 0%                             years; CDSC waived in
              after six years; 12b-1                           certain circumstances
              fee of 0.75% of average
              daily net assets

Class Y       None                        None                 Available only to
                                                               certain qualifying
                                                               institutional
                                                               investors

Conversion of Class B shares to Class A shares - Eight calendar years after Class B shares are purchased, Class B shares will convert to Class A shares and will no longer be subject to a distribution fee. The conversion will be on the basis of relative net asset values of the two classes, without the imposition of any sales charge. Class B shares purchased through reinvested dividends and distributions will convert to Class A shares in the same pro rata portion as other Class B shares.

Considerations in determining whether to purchase Class A or Class B shares - You should consider the information below in determining whether to purchase Class A or Class B shares. The distribution fee (included in "Ongoing expenses") and sales charges are structured so that you will have approximately the same total return at the end of eight years regardless of which class you chose.

                           Sales charges on purchase or redemption

If you purchase Class A                   If you purchase Class B
shares                                    shares

o You will not have all                   o All of your money is
of your purchase price                    invested in shares of
invested.  Part of your                   stock.  However, you will
purchase price will go                    pay a sales charge if you
to pay the sales charge.                  redeem your shares within
You will not pay a sales                  six years of purchase.
charge when you redeem
your shares.

o You will be able to                     o No reductions of the
take advantage of                         sales charge are
reductions in the sales                   available for large
charge.                                   purchases.

If your investments in IDS funds that are subject to a sales charge total $250,000 or more, you are better off paying the reduced sales charge in Class A than paying the higher fees in Class B. If you qualify for a waiver of the sales charge, you should purchase Class A shares.

PAGE 15
                         Ongoing expenses

If you purchase Class A                   If you purchase Class B
shares                                    shares

o Your shares will have                   o The distribution and
a lower expense ratio                      transfer agency fees for
than Class B shares                        Class B will cause your
because Class A does not                   shares to have a higher
pay a distribution fee                     expense ratio and to pay
and the transfer agency                    lower dividends than fee
for Class A is lower                       Class A shares.  After
than the fee for Class B.                  eight years, Class B
As a result, Class A shares                shares will convert to
will pay higher dividends                  Class A shares and you
than Class B shares.                       will no longer be
                                           subject to higher fees.

You should consider how long you plan to hold your shares and whether the accumulated higher fees and CDSC on Class B shares prior to conversion would be less than the initial sales charge on Class A shares. Also consider to what extent the difference would be offset by the lower expenses on Class A shares. To help you in this analysis, the example in the "Sales charge and Fund expenses" section of the prospectus illustrates the charges applicable to each class of shares.

Class Y shares - Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to either a service fee or a distribution fee. The following investors are eligible to purchase Class Y shares:

o   Qualified employee benefit plans* if the plan:
     - uses a daily transfer recordkeeping service offering participants daily access to IDS funds and has
     - at least $10 million in plan assets or
     - 500 or more participants; or
     - does not use daily transfer recordkeeping and has
     - at least $3 million invested in funds of the IDS MUTUAL FUND
       GROUP or
     - 500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These must have at least $10 million invested in funds of the IDS MUTUAL FUND GROUP.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

* Eligibility must be determined in advance by American Express
Financial Advisors.  To do so, contact your financial advisor.

PAGE 16
How to purchase shares

If you're investing in this Fund for the first time, you'll need to set up an account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

Important: When opening an account, you must provide AEFC with your correct Taxpayer Identification Number (Social Security or
Employer Identification number).  See "Distributions and taxes."

When you purchase shares for a new or existing account, the price you pay per share is determined at the close of business on the day your investment is received and accepted at the Minneapolis headquarters.

Purchase policies:

o Investments must be received and accepted in the Minneapolis headquarters on a business day before 3 p.m. Central time to be included in your account that day and to receive that day's share price. Otherwise your purchase will be processed the next business day and you will pay the next day's share price.

o The minimums allowed for investment may change from time to time.

o Wire orders can be accepted only on days when your bank, AEFC, the Fund and Norwest Bank Minneapolis are open for business.

o Wire purchases are completed when wired payment is received and the Fund accepts the purchase.

o AEFC and the Fund are not responsible for any delays that occur in wiring funds, including delays in processing by the bank.

o   You must pay any fee the bank charges for wiring.

o The Fund reserves the right to reject any application for any reason.

o If your application does not specify which class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

                                    Three ways to invest

1
By regular account   Send your check and application          Minimum amounts
                     (or your name and account number         Initial investment: $2,000
                     if you have an established account)      Additional
                     to:                                      investments:        $  100
                     American Express Financial Advisors Inc. Account balances:   $  300*
                     P.O. Box 74                              Qualified retirement
                     Minneapolis, MN  55440-0074              accounts:             none

                     Your financial advisor will help
                     you with this process.

PAGE 17
2
By scheduled         Contact your financial advisor           Minimum amounts
investment plan      to set up one of the following           Initial investment: $100
                     scheduled plans:                         Additional
                                                              investments:        $100/mo.
                     o  automatic payroll deduction           Account balances:   none
                                                              (on active plans of
                     o  bank authorization                    monthly payments)

                     o  direct deposit of
                        Social Security check

                     o  other plan approved by the Fund

3
By wire              If you have an established account,      If this information is not
                     you may wire money to:                   included, the order may be
                                                              rejected and all money
                     Norwest Bank Minneapolis                 received by the Fund, less
                     Routing No. 091000019                    any costs the Fund or AEFC
                     Minneapolis, MN                          incurs, will be returned
                     Attn:  Domestic Wire Dept.               promptly.

                     Give these instructions:                 Minimum amounts
                     Credit IDS Account #00-30-015            Each wire investment: $1,000
                     for personal account # (your
                     account number) for (your name).

*If your account balance falls below $300, you will be asked in writing to bring it up to $300 or establish a scheduled investment plan.  If you don't do so within 30 days, your shares can be redeemed and the proceeds mailed to you.

How to exchange shares

You can exchange your shares of the Fund at no charge for shares of the same class of any other publicly offered fund in the IDS MUTUAL FUND GROUP available in your state. Exchanges into IDS Tax-Free Money Fund must be made from Class A shares. For complete information, including fees and expenses, read the prospectus carefully before exchanging into a new fund.

If your exchange request arrives at the Minneapolis headquarters before the close of business, your shares will be redeemed at the net asset value set for that day. The proceeds will be used to purchase new fund shares the same day. Otherwise, your exchange will take place the next business day at that day's net asset value.

For tax purposes, an exchange represents a redemption and purchase and may result in a gain or loss. However, you cannot create a tax loss (or reduce a taxable gain) by exchanging from the Fund within 91 days of your purchase. For further explanation, see the SAI.

How to redeem shares

You can redeem your shares at any time.  American Express
Shareholder Service will mail payment within seven days after receiving your request.

When you redeem shares, the amount you receive may be more or less than the amount you invested. Your shares will be redeemed at net asset value, minus any applicable sales charge, at the close of business on the day your request is accepted at the Minneapolis headquarters. If your request arrives after the close of business,

PAGE 18
the price per share will be the net asset value, minus any applicable sales charge, at the close of business on the next business day.

A redemption is a taxable transaction. If your proceeds from your redemption are more or less than the cost of your shares, you will have a gain or loss, which can affect your tax liability.
Redeeming shares held in an IRA or qualified retirement account may subject you to certain federal taxes, penalties and reporting requirements. Consult your tax advisor.

                   Two ways to request an exchange or redemption of shares

1
By letter                          Include in your letter:
                                   o  the name of the fund(s)
                                   o  the class of shares to be exchanged or redeemed
                                   o  your account number(s) (for exchanges, both funds must be registered in the same ownership)
                                   o  your Taxpayer Identification Number (TIN)
                                   o  the dollar amount or number of shares you want to exchange or redeem
                                                                      o  signature of all registered account owners
                                   o  for redemptions, indicate how you want your money delivered to you
                                   o  any paper certificates of shares you hold

                                   Regular mail:
                                          American Express Shareholder Service
                                          Attn:  Redemptions
                                          P.O. Box 534
                                          Minneapolis, MN  55440-0534

                                   Express mail:
                                          American Express Shareholder Service
                                          Attn:  Redemptions
                                          733 Marquette Ave.
                                          Minneapolis, MN  55402

2
By phone
American Express Telephone         o  The Fund and AEFC will honor any telephone exchange or redemption request believed to be
Transaction Service:               authentic and will use reasonable procedures to confirm that they are.  This includes
800-437-3133 or                    asking identifying questions and tape recording calls.  If reasonable
612-671-3800                       procedures are not followed, the Fund or AEFC will be liable for any loss resulting from fraudulent requests.
                                   o  Phone exchange and redemption privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts unless you request these privileges
                                   NOT apply by writing American Express Shareholder Service.  Each registered owner must sign the request.
                                   o  AEFC answers phone requests promptly, but you may experience delays when call volume is high.  If you are unable to get through, use mail procedure as an alternative.
                                   o  Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.
                                   o  Phone privileges may be modified or discontinued at any time.

                                   Minimum amount
                                   Redemption:  $100

                                   Maximum amount
                                   Redemption:  $50,000

Exchange policies:

o You may make up to three exchanges within any 30-day period, with each limited to $300,000. These limits do not apply to scheduled exchange programs and certain employee benefit plans or other arrangements through which one shareholder represents the interests of several. Exceptions may be allowed with pre-approval of the Fund.
PAGE 19
o Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o  Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is obtained from the secured party.

o AEFC and the Fund reserve the right to reject any exchange, limit the amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.

Redemption policies:

o A "change of mind" option allows you to change your mind after requesting a redemption and to use all or part of the proceeds to purchase new shares in the same account from which you redeemed.
If you reinvest in Class A, you will purchase the new shares at net asset value rather than the offering price on the date of a new purchase. If you reinvest in Class B, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 30 days of the date your redemption request was received. Include your account number and mention this option. This privilege may be limited or withdrawn at any time, and it may have tax consequences.

o A telephone redemption request will not be allowed within 30 days of a phoned-in address change.

Important: If you request a redemption of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before a check is mailed to you. (A check may be mailed earlier if your bank provides evidence satisfactory to the Fund and AEFC that your check has cleared.)

                    Three ways to receive payment when you redeem shares

1
By regular or express mail                      o  Mailed to the address on record.
                                                o  Payable to names listed on the account.

                                                   NOTE:  The express mail delivery charges
                                                   you pay will vary depending on the
                                                   courier you select.

2
By wire                                         o  Minimum wire redemption:  $1,000.
                                                o  Request that money be wired to your bank.
                                                o  Bank account must be in the same
                                                   ownership as the IDS fund account.

PAGE 20
                                                   NOTE:  Pre-authorization required.  For
                                                   instructions, contact your financial
                                                   advisor or American Express Shareholder Service.

3
By scheduled payout plan                        o  Minimum payment:  $50.
                                                o  Contact your financial advisor or American Express
                                                   Shareholder Service to set up regular
                                                   payments to you on a monthly, bimonthly,
                                                   quarterly, semiannual or annual basis.

                                                o  Purchasing new shares while under a payout
                                                   plan may be disadvantageous because of
                                                   the sales charges.

Reductions and waivers of the sales charge
Class A - initial sales charge alternative

On purchases of Class A shares, you pay a 5% sales charge on the first $50,000 of your total investment and less on investments after the first $50,000:

Total investment         Sales charge as a
                         percent of:*

                         Public    Net
                         offering  amount
                         price     invested

Up to $50,000             5.0%       5.26%
Next $50,000              4.5        4.71
Next $400,000             3.8        3.95
Next $500,000             2.0        2.04
$1,000,000 or more        0.0        0.00

* To calculate the actual sales charge on an investment greater than $50,000 and less than $1,000,000, amounts for each applicable increment must be totaled. See the SAI.

Reductions of the sales charge on Class A shares

Your sales charge may be reduced, depending on the totals of:

o  the amount you are investing in this Fund now,

o  the amount of your existing investment in this Fund, if any, and

o the amount you and your primary household group are investing or have in other funds in the IDS MUTUAL FUND GROUP that carry a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.)

Other policies that affect your sales charge:

o IDS Tax-Free Money Fund and Class A shares of IDS Cash Management Fund do not carry sales charges. However, you may count investments in these funds if you acquired shares in them by exchanging shares from IDS funds that carry sales charges. PAGE 21
o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for all shares purchased through that plan.

o If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent.

For more details, see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o Current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses and unmarried children under 21.

o Current or retired American Express financial advisors, their spouses and unmarried children under 21.

o Qualified employee benefit plans* using a daily transfer recordkeeping system offering participants daily access to IDS funds.

(Participants in certain qualified plans for which the initial sales charge is waived may be subject to a deferred sales charge of up to 4% on certain redemptions. For more information, see the SAI.)

o Shareholders who have at least $1 million invested in funds of the IDS MUTUAL FUND GROUP. If the investment is redeemed in the first year after purchase, a CDSC of 1% will be charged on the redemption.

o Purchases made within 30 days after a redemption of shares (up to the amount redeemed):

   -   of a product distributed by American Express Financial
       Advisors in a qualified plan subject to a deferred sales charge or
   - in a qualified plan where American Express Trust Company has a recordkeeping, trustee, investment management or investment servicing relationship.

Send the Fund a written request along with your payment, indicating the amount of the redemption and the date on which it occurred.

o Purchases made with dividend or capital gain distributions from another fund in the IDS MUTUAL FUND GROUP that has a sales charge.

o  Purchases made through American Express Strategic Portfolio
Service (total amount of all investments made in the Strategic
Portfolio Service must be at least $50,000).

PAGE 22
o  Purchases made under the University of Texas System ORP.

*Eligibility must be determined in advance by American Express
Financial Advisors.  To do so, contact your financial advisor.

Class B - contingent deferred sales charge alternative

Where a CDSC is imposed on a redemption, it is based on the amount of the redemption and the number of calendar years, including the year of purchase, between purchase and redemption. The following table shows the declining scale of percentages that apply to redemptions during each year after a purchase:

If a redemption is                  The percentage rate
made during the                     for the CDSC is:

First year                                5%
Second year                               4%
Third year                                4%
Fourth year                               3%
Fifth year                                2%
Sixth year                                1%
Seventh year                              0%

If the amount you are redeeming reduces the current net asset value of your investment in Class B shares below the total dollar amount of all your purchase payments during the last six years (including the year in which your redemption is made), the CDSC is based on the lower of the redeemed purchase payments or market value.

The following example illustrates how the CDSC is applied. Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividend and capital gain distributions. You could redeem any amount up to $2,000 without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you redeemed $2,500, the CDSC would apply only to the $500 that represented part of your original purchase price. The CDSC rate would be 4% because a redemption after 15 months would take place during the second year after purchase.

Because the CDSC is imposed only on redemptions that reduce the total of your purchase payments, you never have to pay a CDSC on any amount you redeem that represents appreciation in the value of your shares, income earned by your shares or capital gains. In addition, when determining the rate of any CDSC, your redemption will be made from the oldest purchase payment you made. Of course, once a purchase payment is considered to have been redeemed, the next amount redeemed is the next oldest purchase payment. By redeeming the oldest purchase payments first, lower CDSCs are imposed than would otherwise be the case.

Waivers of the contingent deferred sales charge

The CDSC on Class B shares will be waived on redemptions of shares:

o In the event of the shareholder's death,
o Purchased by any board member, officer or employee of a fund or

PAGE 23
AEFC or its subsidiaries,
o Held in a trusteed employee benefit plan,
o Held in IRAs or certain qualified plans for which American
Express Trust Company acts as custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:
       - at least 59-1/2 years old, and
       - taking a retirement distribution (if the redemption is part of a transfer to an IRA or qualified plan in a product distributed by American Express Financial Advisors, or a custodian-to-custodian transfer to a product not distributed by American Express Financial Advisors, the CDSC will not be waived), or
       - redeeming under an approved substantially equal periodic payment arrangement.

For investors in Class A shares who have over $1 million invested in one year, the 1% CDSC on redemption of those shares will be waived in the same circumstances described for Class B.

Special shareholder services

Services

To help you track and evaluate the performance of your investments, AEFC provides these services:

Quarterly statements listing all of your holdings and transactions during the previous three months.

Yearly tax statements featuring average-cost-basis reporting of capital gains or losses if you redeem your shares along with distribution information which simplifies tax calculations.

A personalized mutual fund progress report detailing returns on your initial investment and cash-flow activity in your account. It calculates a total return to reflect your individual history in owning Fund shares. This report is available from your financial advisor.

Quick telephone reference

American Express Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements
National/Minnesota:   800-437-3133
Mpls./St. Paul area:  671-3800

American Express Shareholder Service
Fund performance, objectives and account inquiries
612-671-3733

TTY Service
For the hearing impaired
800-846-4852

PAGE 24
American Express Infoline
Automated account information (TouchToneR phones only), including current Fund prices and performance, account values and recent account transactions
National/Minnesota:   800-272-4445
Mpls./St. Paul area:  671-1630

Distributions and taxes

As a shareholder you are entitled to your share of the Fund's net income and any net gains realized on its investments. The Fund distributes dividends and capital gain distributions to qualify as a regulated investment company and to avoid paying corporate income and excise taxes. Dividend and capital gain distributions will have tax consequences you should know about.

Dividend and capital gain distributions

The Portfolio allocates investment income from dividends and net realized capital gains or losses, if any, to the Fund. The Fund deducts direct and allocated expenses from the investment income. The Fund's net investment income is distributed to you at the end of each calendar quarter as dividends. Short-term capital gains are distributed at the end of the calendar year and are included in net investment income. Long-term capital gains are realized whenever a security held for more than one year is sold for a higher price. The Fund will offset any net realized capital gains by any available capital loss carryovers. Net realized long-term capital gains, if any, are distributed at the end of the calendar year as capital gain distributions. Before they're distributed, both net investment income and net long-term capital gains are included in the value of each share. After they're distributed, the value of each share drops by the per-share amount of the distribution. (If your distributions are reinvested, the total value of your holdings will not change.)

Dividends for each class will be calculated at the same time, in the same manner and will be the same amount prior to deduction of expenses. Expenses attributable solely to a class of shares will be paid exclusively by that class.

Reinvestments

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o you request the Fund in writing or by phone to pay distributions to you in cash, or

o you direct the Fund to invest your distributions in any publicly available IDS fund for which you've previously opened an account. You pay no sales charge on shares purchased through reinvestment from this Fund into any IDS fund.

The reinvestment price is the net asset value at close of business on the day the distribution is paid. (Your quarterly statement PAGE 25 will confirm the amount invested and the number of shares purchased.)

If you choose cash distributions, you will receive only those declared after your request has been processed.

If the U.S. Postal Service cannot deliver the checks for the cash distributions, we will reinvest the checks into your account at the then-current net asset value and make future distributions in the form of additional shares.

Taxes

The Fund has received a Private Letter Ruling from the Internal
Revenue Service stating that, for purposes of the Internal Revenue Code, the Fund will be regarded as directly holding its allocable share of the income and gain realized by the Portfolio.

Distributions are subject to federal income tax and also may be subject to state and local taxes. Distributions are taxable in the year the Fund declares them regardless of whether you take them in cash or reinvest them.

Income received by the Fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. You may be entitled to claim foreign tax credits or deductions subject to provisions and limitations of the Internal Revenue Code. The Fund will notify you if such credit or deduction is available.

Each January, you will receive a tax statement showing the kinds and total amount of all distributions you received during the previous year. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Buying a dividend creates a tax liability. This means buying shares shortly before a capital gain distribution. You pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

Redemptions and exchanges subject you to a tax on any capital gain. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be either short term (for shares held for one year or less) or long term (for shares held for more than one year).

Your Taxpayer Identification Number (TIN) is important. As with any financial account you open, you must list your current and correct Taxpayer Identification Number (TIN) -- either your Social Security or Employer Identification number. The TIN must be certified under penalties of perjury on your application when you open an account at AEFC.

If you don't provide the TIN, or the TIN you report is incorrect, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:
PAGE 26
o      a $50 penalty for each failure to supply your correct TIN
o a civil penalty of $500 if you make a false statement that results in no backup withholding
o      criminal penalties for falsifying information

You also could be subject to backup withholding because you failed to report interest or dividends on your tax return as required.

How to determine the correct TIN
                                                Use the Social Security or
For this type of account:                       Employer Identification number
                                                of:

Individual or joint account                     The individual or individuals
                                                listed on the account

Custodian account of a minor                    The minor
(Uniform Gifts/Transfers to
Minors Act)

A living trust                                  The grantor-trustee (the person
                                                who puts the money into the
                                                trust)

An irrevocable trust, pension                   The legal entity (not the
trust or estate                                 personal representative or
                                                trustee, unless no legal entity
                                                is designated in the account
                                                title)

Sole proprietorship                             The owner

Partnership                                     The partnership

Corporate                                       The corporation

Association, club or                            The organization
tax-exempt organization

For details on TIN requirements, ask your financial advisor or local American Express Financial Advisors office for federal Form
W-9, "Request for Taxpayer Identification Number and
Certification."

Important: This information is a brief and selective summary of certain federal tax rules that apply to this Fund. Tax matters are highly individual and complex, and you should consult a qualified tax advisor about your personal situation.

How the Fund and Portfolio are organized

Shares

IDS Global Series, Inc. currently is composed of five funds, each issuing its own series of capital stock: IDS Emerging Markets Fund, IDS Global Balanced Fund, IDS Global Bond Fund, IDS Global Growth Fund and IDS Innovations Fund. Each fund is owned by its PAGE 27
shareholders.    Each fund issues shares in three classes - Class
A, Class B and Class Y. Each class has different sales arrangements and bears different expenses. Each class represents interests in the assets of a fund. Par value is one cent per share. Both full and fractional shares can be issued.

The shares of each fund making up IDS Global Series, Inc. represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

Voting rights

As a shareholder, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Shares of the Fund have cumulative voting rights. Each class has exclusive voting rights with respect to the provisions of the Fund's distribution plan that pertain to a particular class and other matters for which separate class voting is appropriate under applicable law.

Shareholder meetings

The Fund does not hold annual shareholder meetings. However, the board members may call meetings at their discretion, or on demand by holders of 10% or more of the outstanding shares, to elect or remove board members.

Special considerations regarding master/feeder structure

The Fund pursues its goal by investing its assets in a master fund called the Portfolio. This means that the Fund does not invest directly in securities; rather the Portfolio invests in and manages its portfolio of securities. The Portfolio is a separate investment company but it has the same goal and investment policies as the Fund. The goal and investment policies of the Portfolio are described under the captions "Investment policies and risks" and "Facts about investments and their risks." Additional information on investment policies may be found in the SAI.

Board considerations: The board considered the advantages and disadvantages of investing the Fund's assets in the Portfolio. The board believes that the master/feeder structure can be in the best interest of the Fund and its shareholders since it offers the opportunity for economies of scale. The Fund may redeem all of its assets from the Portfolio at any time. Should the board determine that it is in the best interest of the Fund and its shareholders to terminate its investment in the Portfolio, it would consider hiring an investment advisor to manage the Fund's assets, or other appropriate options. The Fund would terminate its investments if the Portfolio changed its goals, investment policies or restrictions without the same change being approved by the Fund.

Other feeders: The Portfolio sells securities to other affiliated mutual funds and may sell securities to non-affiliated investment companies and institutional accounts (known as feeders). These PAGE 28 feeders buy the Portfolio's securities on the same terms and conditions as the Fund and pay their proportionate share of the Portfolio's expenses. However, their operating costs and sales charges are different from those of the Fund. Therefore, the investment returns for other feeders are different from the returns of the Fund. Information about other feeders may be obtained by calling American Express Financial Advisors at 1-800-AXP-SERV.

Each feeder that invests in the Portfolio is different and activities of its investors may adversely affect all other feeders, including the Fund. For example, if one feeder decides to terminate its investment in the Portfolio, the Portfolio may elect to redeem in cash or in kind. If cash is used, the Portfolio will incur brokerage, taxes and other costs in selling securities to raise the cash. This may result in less investment diversification if entire investment positions are sold, and it also may result in less liquidity among the remaining assets. If in-kind distribution is made, a smaller pool of assets remains that may affect brokerage rates and investment options. In both cases, expenses may rise since there are fewer assets to cover the costs of managing those assets.

Shareholder meetings: Whenever the Portfolio proposes to change a fundamental investment policy or to take any other actions requiring approval of its security holders, the Fund must hold a shareholder meeting. The Fund will vote for or against the Portfolio's proposals in proportion to the vote it receives for or against the same proposals from its shareholders.

Board members and officers

Shareholders elect a board that oversees the operations of the Fund and chooses its officers. Its officers are responsible for day-to-day business decisions based on policies set by the board. The board has named an executive committee that has authority to act on its behalf between meetings. The board members serve on the boards of all 47 funds in the IDS MUTUAL FUND GROUP, except for Mr. Dudley Mr. Dudley is a board member of all IDS funds, except the nine life funds. The board members also serve as members of the board of the Trust which manages the investments of the Fund and other accounts. Should any conflict of interest arise between the interests of the shareholders of the Fund and those of the other accounts, the board will follow written procedures to address the conflict.

Board members and officers of the Fund

President and interested board member

William R. Pearce
President of all funds in the IDS MUTUAL FUND GROUP.

Independent board members

H. Brewster Atwater, Jr.
Former chairman and chief executive officer, General Mills, Inc.

PAGE 29
Lynne V. Cheney
Distinguished fellow, American Enterprise Institute for Public
Policy Research.

Robert F. Froehlke
Former president of all funds in the IDS MUTUAL FUND GROUP.

Heinz F. Hutter
Former president and chief operating officer, Cargill, Inc.

Anne P. Jones
Attorney and telecommunications consultant.

Melvin R. Laird
Senior counsellor for national and international affairs, The
Reader's Digest Association, Inc.

Edson W. Spencer
Former chairman and chief executive officer, Honeywell, Inc.

Wheelock Whitney
Chairman, Whitney Management Company.

C. Angus Wurtele
Chairman of the board, The Valspar Corporation.

Interested board members who are officers and/or employees of AEFC

William H. Dudley
Executive vice president, AEFC.

David R. Hubers
President and chief executive officer, AEFC.

John R. Thomas
Senior vice president, AEFC.

Officers who also are officers and/or employees of AEFC

Peter J. Anderson
Vice president of all funds in the IDS MUTUAL FUND GROUP.

Melinda S. Urion
Treasurer of all funds in the IDS MUTUAL FUND GROUP.

Other officer

Leslie L. Ogg
Vice president, general counsel and secretary of all funds in the IDS MUTUAL FUND GROUP.

Refer to the SAI for the board members' and officers' biographies.

Investment manager

The Portfolio pays AEFC for managing its assets. The Fund pays its proportionate share of the fee. Under the Investment Management
Services Agreement that became effective March 20, 1995, AEFC is PAGE 30 paid a fee for these services based on the average daily net assets of the Portfolio, as follows:

  Assets          Annual rate
(billions)      at each asset level
First $0.25        0.770%
Next   0.25        0.745
Next   0.25        0.720
Next   0.25        0.695
Over   1.0         0.670

For the fiscal period ended Oct. 31, 1996, the Portfolio paid AEFC a total investment management fee of 0.75% of its average daily net assets. Under the Agreement, the Portfolio also pays taxes, brokerage commissions and nonadvisory expenses.

Administrator and transfer agent

The Fund pays AEFC for shareholder accounting and transfer agent services under two agreements. The first agreement, the Administrative Services Agreement, has a declining annual rate beginning at 0.06% and decreasing to 0.04% as assets increase. The second agreement, the Transfer Agency Agreement, has an annual fee per shareholder account as follows:

       o   Class A   $15.50
       o   Class B   $16.50
       o   Class Y   $15.50

Distributor

The Fund has an exclusive distribution agreement with American Express Financial Advisors, a wholly owned subsidiary of AEFC. Financial advisors representing American Express Financial Advisors provide information to investors about individual investment programs, the Fund and its operations, new account applications, and exchange and redemption requests. The cost of these services is paid partially by the Fund's sales charges.

Persons who buy Class A shares pay a sales charge at the time of purchase. Persons who buy Class B shares are subject to a contingent deferred sales charge on a redemption in the first six years and pay an asset-based sales charge (also known as a 12b-1 plan) of 0.75% of the Fund's average daily net assets. Class Y shares are sold without a sales charge and without an asset-based sales charge.

Financial advisors may receive different compensation for selling Class A, Class B and Class Y shares. Portions of the sales charge also may be paid to securities dealers who have sold the Fund's shares or to banks and other financial institutions. The amounts of those payments range from 0.8% to 4% of the Fund's offering price depending on the monthly sales volume.

Under a Shareholder Service Agreement, the Fund also pays a fee for service provided to shareholders by financial advisors and other PAGE 31 servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares.

Total expenses paid by the Fund's Class A shares for the fiscal year ended Oct. 31, 1996, were 1.20% of its average daily net assets. Expenses for Class B and Class Y were 1.96% and 1.01%, respectively.

Total fees and expenses (excluding taxes and brokerage commissions) cannot exceed the most restrictive applicable state expense limitation.

The expense ratio of the Fund and Portfolio may be higher than that of a fund investing exclusively in domestic securities because the expenses of the Fund and Portfolio, such as the investment management fee and the custodial costs, are higher. The expense ratio generally is not higher, however, than that of funds with similar investment goals and policies.

About American Express Financial Corporation

General information

The AEFC family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.

Besides managing investments for all publicly offered funds in the IDS MUTUAL FUND GROUP, AEFC also manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management on Oct. 31, 1996 were more than $145 billion.

American Express Financial Advisors serves individuals and businesses through its nationwide network of more than 175 offices and more than 7,900 advisors.

Other AEFC subsidiaries provide investment management and related services for pension, profit sharing, employee savings and endowment funds of businesses and institutions.

AEFC is located at IDS Tower 10, Minneapolis, MN 55440-0010. It is a wholly owned subsidiary of American Express Company (American
Express), a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285. The Portfolio may pay brokerage commissions to broker-dealer affiliates of AEFC.

PAGE 32
Appendix A

Description of corporate bond ratings

Bond ratings concern the quality of the issuing corporation. They are not an opinion of the market value of the security. Such ratings are opinions on whether the principal and interest will be repaid when due. A security's rating may change, which could affect its price. Ratings by Moody's Investors Service, Inc. are Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Ratings by Standard & Poor's Corporation are AAA, AA, A, BBB, BB, B, CCC, CC, C and D. The following is a compilation of the two agencies' rating descriptions. For further information, see the SAI.

Aaa/AAA - Judged to be of the best quality and carry the smallest degree of investment risk. Interest and principal are secure.

Aa/AA - Judged to be high-grade although margins of protection for interest and principal may not be quite as good as Aaa or AAA rated securities.

A - Considered upper-medium grade. Protection for interest and principal is deemed adequate but may be susceptible to future impairment.

Baa/BBB - Considered medium-grade obligations. Protection for interest and principal is adequate over the short-term; however, these obligations may have certain speculative characteristics.

Ba/BB - Considered to have speculative elements. The protection of interest and principal payments may be very moderate.

B - Lack characteristics of more desirable investments. There may be small assurance over any long period of time of the payment of interest and principal.

Caa/CCC - Are of poor standing. Such issues may be in default or there may be risk with respect to principal or interest.

Ca/CC - Represent obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C - Are obligations with a higher degree of speculation. These securities have major risk exposures to default.

D - Are in payment default. The D rating is used when interest payments or principal payments are not made on the due date.

Non-rated securities will be considered for investment when they possess a risk comparable to that of rated securities consistent with the Portfolio's objectives and policies. When assessing the risk involved in each non-rated security, the Portfolio will consider the financial condition of the issuer or the protection afforded by the terms of the security.

PAGE 33
Definitions of zero-coupon and pay-in-kind securities

A zero-coupon security is a security that is sold at a deep discount from its face value and makes no periodic interest payments. The buyer of such a security receives a rate of return by gradual appreciation of the security, which is redeemed at face value on the maturity date.

A pay-in-kind security is a security in which the issuer has the option to make interest payments in cash or in additional securities. The securities issued as interest usually have the same terms, including maturity date, as the pay-in-kind securities.

PAGE 34
Appendix B

Descriptions of derivative instruments

What follows are brief descriptions of derivative instruments the Portfolio may use. At various times the Portfolio may use some or all of these instruments and is not limited to these instruments. It may use other similar types of instruments if they are consistent with the Portfolio's investment goal and policies. For more information on these instruments, see the SAI.

Options and futures contracts. An option is an agreement to buy or sell an instrument at a set price during a certain period of time. A futures contract is an agreement to buy or sell an instrument for a set price on a future date. The Portfolio may buy or sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. Options and futures may be used to hedge the Portfolio's investments against price fluctuations or to increase market exposure.

Asset-backed and mortgage-backed securities. Asset-backed securities include interests in pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases on various types of real and personal property, receivables from revolving credit (credit card) agreements or other categories of receivables. Mortgage-backed securities include collateralized mortgage obligations and stripped mortgage-backed securities. Interest and principal payments depend on payment of the underlying loans or mortgages. The value of these securities may also be affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. The non-mortgage related asset-backed securities do not have the benefit of a security interest in the related collateral. Stripped mortgage-backed securities include interest only (IO) and principal only (PO) securities. Cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments on the underlying mortgage loans or mortgage-backed securities.

Indexed securities. The value of indexed securities is linked to currencies, interest rates, commodities, indexes or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Inverse floaters. Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters.
PAGE 35
Structured products. Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option or a forward contract embedded in a note or any of a wide variety of debt, equity and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market and defaults by other parties.

                                   IDS GLOBAL SERIES, INC.





                             STATEMENT OF ADDITIONAL INFORMATION

                                            FOR

                                    IDS GLOBAL BOND FUND

                                        Dec. 30, 1996


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the Annual Report which may be obtained from your American Express financial advisor or by writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534.

This SAI is dated Dec. 30, 1996, and it is to be used with the prospectus dated Dec. 30, 1996, and the Annual Report for the fiscal year ended Oct. 31, 1996.

PAGE 37
                                      TABLE OF CONTENTS

Goal and Investment Policies......................See Prospectus

Additional Investment Policies................................p. 3

Security Transactions.........................................p. 7

Brokerage Commissions Paid to Brokers Affiliated with
American Express Financial Corporation........................p. 9

Performance Information.......................................p. 10

Valuing Fund Shares...........................................p. 12

Investing in the Fund.........................................p. 13

Redeeming Shares..............................................p. 17

Pay-out Plans.................................................p. 18

Taxes.........................................................p. 19

Agreements....................................................p. 21

Organizational Information....................................p. 25

Board Members and Officers....................................p. 25

Compensation for the Fund Board Members.......................p. 28

Compensation for the Portfolio Board Members..................p. 29

Custodian.....................................................p. 29

Independent Auditors..........................................p. 30

Financial Statements..............................See Annual Report

Prospectus....................................................p. 30

Appendix A:  Foreign Currency Transactions....................p. 31

Appendix B:  Options and Futures Contracts....................p. 36

Appendix C:  Mortgage-Backed Securities.......................p. 43

Appendix D:  Dollar-Cost Averaging............................p. 44

PAGE 38
ADDITIONAL INVESTMENT POLICIES

The Fund pursues its goal by investing all of its assets in World
Income Portfolio (the "Portfolio") of the World Trust (the
"Trust"), a separate investment company, rather than by directly investing in and managing its own portfolio of securities. The
Portfolio has the same investment objectives, policies and restrictions as the Fund.

Fundamental investment policies adopted by the Fund or Portfolio cannot be changed without the approval of a majority of the outstanding voting securities of the Fund or Portfolio, as defined in the Investment Company Act of 1940. Whenever the Fund is requested to vote on a change in the investment policies of the corresponding Portfolio, the Fund will hold a meeting of Fund shareholders and will cast the Fund's vote as instructed by the shareholders.

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies of the Fund and the Portfolio and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund and the Portfolio will not:

'Act as an underwriter (sell securities for others). However, under the securities laws, the Portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

'Make cash loans if the total commitment amount exceeds 5% of the Portfolio's total assets.

'Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Portfolio has not borrowed in the past and has no present intention to borrow.

'Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Portfolio's total assets, based on current market value at time of purchase, can be invested in any one industry.

'Purchase more than 10% of the outstanding voting securities of an issuer.

'Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

'Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

'Make a loan of any part of its assets to American Express
Financial Corporation, (AEFC), to the board members and officers of AEFC or to its own board members and officers.

'Purchase securities of an issuer if the board members and officers of the Fund, the Portfolio and of AEFC hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund, the Portfolio and AEFC who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Portfolio will not purchase securities of that issuer.

'Lend Portfolio securities in excess of 30% of its net assets. The current policy of the Portfolio's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Portfolio gets the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the investment manager believes the opportunity for additional income outweighs the risks.

'Issue senior securities, except to the extent that borrowing from banks and using options, foreign currency forward contracts or future contracts (as discussed elsewhere in the Portfolio's prospectus and SAI) may be deemed to constitute issuing a senior security.

Unless changed by the board, the Fund and the Portfolio will not:

'Buy on margin or sell short, but it may make margin payments in connection with transactions in futures contracts.

'Pledge or mortgage its assets beyond 15% of total assets. If the Portfolio were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this PAGE 40 restriction, collateral arrangements for margin deposits on futures contracts are not deemed to be a pledge of assets.

'Invest more than 5% of its total assets in securities of domestic or foreign companies, including any predecessors, that have a record of less than three years continuous operations.

'Invest more than 10% of its total assets in securities of investment companies. Under one state's law, the Portfolio is limited to investments in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or when the purchase is part of a plan or merger, consolidation, reorganization or acquisition. The Portfolio has no current intention to invest in securities of other investment companies.

'Invest in a company to control or manage it.

'Invest in exploration or development programs, such as oil, gas or mineral leases.

'Invest more than 5% of its net assets in warrants. Under one state's law no more than 2% of the Portfolio's net assets may be invested in warrants not listed on the New York or American Stock
Exchange.

'Invest more than 10% of its net assets in securities and derivative instruments that are illiquid. For purposes of this policy illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, loans and loan participations, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.

In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the investment manager, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the investment manager, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

Loans, loan participations and interests in securitized loan pools are interests in amounts owed by a corporate, governmental or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Portfolio in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lender or other financial intermediary.

The Portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Portfolio does not intend to commit more than 5% of its total assets to these practices. The Portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Portfolio will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Portfolio's total assets the same as owned securities.

The Portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the Portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Portfolio also may purchase short-term notes and obligations (rated in the top two classifications by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or the equivalent) of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Portfolio's ability to liquidate the security involved could be impaired. As a temporary investment, during periods of weak or declining market values for the securities in which the Portfolio invests, any portion of its assets may be converted to cash (in foreign currencies or U.S. dollars) or to the kinds of short-term debt securities discussed in this paragraph.

For a discussion about foreign currency transactions, see Appendix
A.  For a discussion on options and futures contracts, see Appendix
B.  For a discussion on mortgage-backed securities, see Appendix C.

SECURITY TRANSACTIONS

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held or sold. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

AEFC has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund or trust for which it acts as investment manager. AEFC carefully monitors compliance with its Code of Ethics.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities to the funds in the IDS MUTUAL FUND GROUP and other funds for which it acts as investment advisor.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, PAGE 43 three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Portfolio to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Portfolio it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has assured the Portfolio that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions shall be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all the funds in the IDS MUTUAL FUND GROUP even though it is not possible to relate the benefits to any particular fund or account.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund or other account advised by AEFC or any of its subsidiaries. When the Portfolio buys or sells the same security as another portfolio, fund or account, AEFC carries out the purchase or sale in a way the Portfolio agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Portfolio, the Portfolio hopes to gain an overall advantage in execution. AEFC has assured the Portfolio it will continue to seek ways to reduce brokerage costs.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency and research services.

The Portfolio paid total brokerage commissions of $1,884 for the fiscal year ended Oct. 31, 1996, $11,918 for fiscal year 1995, and $46,364 for fiscal year 1994. Substantially all firms through whom transactions were executed provide research services.

No transactions were directed to brokers because of research services they provided to the Fund.

As of the fiscal year ended Oct. 31, 1996, the Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

                          Value of Securities
                          Owned at End of
Name of Issuer            Fiscal Year
Dean Witter               $4,298,104
First Chicago              4,997,083

The portfolio turnover rate was 49% in the fiscal year ended Oct.
31, 1996, and 92% in fiscal year 1995.

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH AMERICAN
EXPRESS FINANCIAL CORPORATION

Affiliates of American Express Company (American Express) (of which AEFC is a wholly owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Portfolio according to procedures adopted by the Portfolio's board and to the extent consistent with applicable provisions of the federal securities laws. AEFC will use an American Express affiliate only if (i) AEFC determines that the Portfolio will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Portfolio and (ii) the affiliate charges the Portfolio commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

AEFC may direct brokerage to compensate an affiliate. AEFC will receive research on South Africa from New Africa Advisors, a wholly-owned subsidiary of Sloan Financial Group. AEFC owns 100% of IDS Capital Holdings Inc. which in turn owns 40% of Sloan Financial Group. New Africa Advisors will send research to AEFC and in turn AEFC will direct trades to a particular broker. The broker will have an agreement to pay New Africa Advisors. All transactions will be on a best execution basis. Compensation received will be reasonable for the services rendered.
PAGE 45

Information about brokerage commissions paid by the Portfolio for the last three fiscal years to brokers affiliated with AEFC is contained in the following table:

                                    For the Fiscal Year Ended Oct. 31

                                                    1996                              1995            1994
                             Aggregate                        Percent of           Aggregate       Aggregate
                             Dollar                           Aggregate Dollar     Dollar          Dollar
                             Amount of        Percent of      Amount of            Amount of       Amount of
            Nature           Commissions      Aggregate       Transactions         Commissions     Commissions
            of               Paid to          Brokerage       Involving Payment    Paid to         Paid to
Broker      Affiliation      Broker           Commissions     of Commissions       Broker          Broker
Lehman
Brothers, Inc.  (1)           None              None              None               None          $  360

American
Enterprise
Investment
Services Inc.   (2)           None              None              None               None           7,465

(1)  Under common control with AEFC as a subsidiary of American
Express until May 31, 1994.
(2)  Wholly owned subsidiary of AEFC.

PERFORMANCE INFORMATION

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

Average annual total return

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                        P(1+T)n = ERV

where:      P = a hypothetical initial payment of $1,000
            T = average annual total return
            n = number of years
          ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Aggregate total return

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:
PAGE 46
                                           ERV - P
                                              P

where:    P  =  a hypothetical initial payment of $1,000
        ERV  =  ending redeemable value of a hypothetical $1,000
                payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Annualized yield

The Fund may calculate an annualized yield for a class by dividing the net investment income per share deemed earned during a period by the net asset value per share on the last day of the period and annualizing the results.

Yield is calculated according to the following formula:

                                  Yield = 2[(a-b + 1)6 - 1]
                                 cd

where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements
           c = the average daily number of shares outstanding during the period that were entitled to receive dividends
           d = the maximum offering price per share on the last day of the period

The Fund's annualized yield was 5.53% for Class A, 5.06% for Class B and 6.24% for Class Y for the 30-day period ended Oct. 31, 1996.

The Fund's yield, calculated as described above according to the formula prescribed by the SEC, is a hypothetical return based on market value yield to maturity for the Fund's securities. It is not necessarily indicative of the amount which was or may be paid to the Fund's shareholders. Actual amounts paid to Fund shareholders are reflected in the distribution yield.

Distribution yield

Distribution yield is calculated according to the following formula:

                               D   divided by  POP F equals  DY
                  30               30

where:     D = sum of dividends for 30-day period
         POP = sum of public offering price for 30-day period
           F = annualizing factor
          DY = distribution yield

The Fund's distribution yield was 5.03% for Class A, 4.52% for
Class B and 5.47% for Class Y for the 30-day period ended Oct. 31,
1996.
PAGE 47

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

VALUING FUND SHARES

The value of an individual share for each class is determined by using the net asset value before shareholder transactions for the day. On Nov. 1, 1996, the first business day following the end of the fiscal year, the computation looked like this:

            Net assets before                       Shares outstanding               Net asset value
            shareholder transactions                at end of previous day           of one share
Class A        $689,735,460               divided by     109,655,876        equals   $6.29
Class B         141,346,125                               22,471,562                  6.29
Class Y               1,063                                      169                  6.29

In determining net assets before shareholder transactions, the Portfolio's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

'Securities, except bonds other than convertibles, traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

'Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

'Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

'Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

'Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

'Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities PAGE 48 quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

'Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

'Securities without a readily available market price, bonds other than convertibles and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Portfolio. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The Exchange, AEFC and the Fund will be closed on the following holidays: New Year's Day, Memorial Day, Independence Day, Labor
Day, Thanksgiving Day and Christmas Day.

INVESTING IN THE FUND

Sales Charge

Shares of the Fund are sold at the public offering price determined at the close of business on the day an application is accepted.
The public offering price is the net asset value of one share plus a sales charge, if applicable. For Class B and Class Y, there is no initial sales charge so the public offering price is the same as the net asset value. For Class A, the public offering price for an investment of less than $50,000, made Nov. 1, 1996, was determined by dividing the net asset value of one share, $6.29, by 0.95 (1.00-
0.05 for a maximum 5% sales charge) for a public offering price of $6.62. The sales charge is paid to American Express Financial Advisors by the person buying the shares.

PAGE 49
Class A - Calculation of the Sales Charge

Sales charges are determined as follows:

                                       Within each increment,
                                         sales charge as a
                                           percentage of:
                               Public                      Net
Amount of Investment       Offering Price           Amount Invested

First     $   50,000           5.0%                      5.26%
Next          50,000           4.5                       4.71
Next         400,000           3.8                       3.95
Next         500,000           2.0                       2.04
$1,000,000 or more             0.0                       0.00

Sales charges on an investment greater than $50,000 and less than $1,000,000 are calculated for each increment separately and then totaled. The resulting total sales charge, expressed as a percentage of the public offering price and of the net amount invested, will vary depending on the proportion of the investment at different sales charge levels.

For example, compare an investment of $60,000 with an investment of $85,000. The $60,000 investment is composed of $50,000 that incurs a sales charge of $2,500 (5.0% x $50,000) and $10,000 that incurs a sales charge of $450 (4.5% x $10,000). The total sales charge of $2,950 is 4.92% of the public offering price and 5.17% of the net amount invested.

In the case of the $85,000 investment, the first $50,000 also incurs a sales charge of $2,500 (5.0% x $50,000) and $35,000 incurs a sales charge of $1,575 (4.5% x $35,000). The total sales charge of $4,075 is 4.79% of the public offering price and 5.04% of the net amount invested.

The following table shows the range of sales charges as a percentage of the public offering price and of the net amount invested on total investments at each applicable level.

                                   On total investment, sales
                                    charge as a percentage of
                                    Public               Net
                                Offering Price     Amount Invested
Amount of Investment                       ranges from:

First     $ 50,000                     5.00%              5.26%
More than   50,000 to 100,000     5.00-4.50          5.26-4.71
More than  100,000 to 500,000     4.50-3.80          4.71-3.95
More than  500,000 to 999,999     3.80-2.00          3.95-2.04
$1,000,000 or more                0.00               0.00

The initial sales charge is waived for certain qualified plans that meet the requirements described in the prospectus. Participants in these qualified plans may be subject to a deferred sales charge on PAGE 50 certain redemptions. The deferred sales charge on certain redemptions will be waived if the redemption is a result of a participant's death, disability, retirement, attaining age 59 1/2, loans or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge

                                   Number of Participants

Total Plan Assets                 1-99        100 or more

Less than $1 million               4%             0%

$1 million or more                 0%             0%
_________________________________________________________

Class A - Reducing the Sales Charge

Sales charges are based on the total amount of your investments in the Fund. The amount of all prior investments plus any new purchase is referred to as your "total amount invested." For example, suppose you have made an investment of $20,000 and later decide to invest $40,000 more. Your total amount invested would be $60,000. As a result, $10,000 of your $40,000 investment qualifies for the lower 4.5% sales charge that applies to investments of more than $50,000 and up to $100,000.

The total amount invested includes any shares held in the Fund in the name of a member of your primary household group. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.
For instance, if your spouse already has invested $20,000 and you want to invest $40,000, your total amount invested will be $60,000 and therefore you will pay the lower charge of 4.5% on $10,000 of the $40,000.

Until a spouse remarries, the sales charge is waived for spouses and unmarried children under 21 of deceased board members, officers or employees of the Fund or AEFC or its subsidiaries and deceased advisors.

The total amount invested also includes any investment you or your immediate family already have in the other publicly offered funds in the IDS MUTUAL FUND GROUP where the investment is subject to a sales charge. For example, suppose you already have an investment of $30,000 in another IDS Fund. If you invest $40,000 more in this Fund, your total amount invested in the funds will be $70,000 and therefore $20,000 of your $40,000 investment will incur a 4.5% sales charge.

PAGE 51
Finally, Individual Retirement Account (IRA) purchases, or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for shares purchased through that plan.

Class A - Letter of Intent (LOI)

If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a LOI. The agreement can start at any time and will remain in effect for 13 months. Your investment will be charged normal sales charges until you have invested $1 million. At that time, your account will be credited with the sales charges previously paid. Class A investments made prior to signing an LOI may be used to reach the $1 million total, excluding Cash Management Fund and Tax-Free Money Fund. However, we will not adjust for sales charges on investments made prior to the signing of the LOI. If you do not invest $1 million by the end of 13 months, there is no penalty, you'll just miss out on the sales charge adjustment. A LOI is not an option (absolute right) to buy shares.

Here's an example. You file a LOI to invest $1 million and make an investment of $100,000 at that time. You pay the normal 5% sales charge on the first $50,000 and 4.5% sales charge on the next $50,000 of this investment. Let's say you make a second investment of $900,000 (bringing the total up to $1 million) one month before the 13-month period is up. On the date that you bring your total to $1 million, AEFC makes an adjustment to your account. The adjustment is made by crediting your account with additional shares, in an amount equivalent to the sales charge previously paid.

Systematic Investment Programs

After you make your initial investment of $2,000 or more, you can arrange to make additional payments of $100 or more on a regular basis. These minimums do not apply to all systematic investment programs. You decide how often to make payments - monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time. If there is no obligation, why do it? Putting money aside is an important part of financial planning. With a systematic investment program, you have a goal to work for.

How does this work? Your regular investment amount will purchase more shares when the net asset value per share decreases, and fewer shares when the net asset value per share increases. Each purchase is a separate transaction. After each purchase your new shares will be added to your account. Shares bought through these programs are exactly the same as any other fund shares. They can be bought and sold at any time. A systematic investment program is not an option or an absolute right to buy shares.
PAGE 52
The systematic investment program itself cannot ensure a profit, nor can it protect against a loss in a declining market. If you decide to discontinue the program and redeem your shares when their net asset value is less than what you paid for them, you will incur a loss.

For a discussion on dollar-cost averaging, see Appendix D.

Automatic Directed Dividends

Dividends, including capital gain distributions, paid by another fund in the IDS MUTUAL FUND GROUP subject to a sales charge, may be used to automatically purchase shares in the same class of this Fund without paying a sales charge. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into one fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express
Trust Company acts as custodian;

Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse);

Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors
Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read its prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REDEEMING SHARES

You have a right to redeem your shares at any time. For an explanation of redemption procedures, please see the prospectus.

During an emergency, the board can suspend the computation of net asset value, stop accepting payments for purchase of shares or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

PAGE 53
'The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

'Disposal of the Portfolio's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

'The SEC, under the provisions of the Investment Company Act of 1940 (the 1940 Act), as amended, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in the prospectus. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem Class B shares you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please write or call American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534, PAGE 54
612-671-3733. Your authorization must be received in the Minneapolis headquarters at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you'll have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1:  Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose.
This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2:  Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3:  Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4:  Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

TAXES

If you buy shares in the Fund and then exchange into another fund, it is considered a sale and subsequent purchase of shares. Under the tax laws, if this exchange is done within 91 days, any sales charge waived on Class A shares on a subsequent purchase of shares applies to the new shares acquired in the exchange. Therefore, you cannot create a tax loss or reduce a tax gain attributable to the sales charge when exchanging shares within 91 days.

Retirement Accounts

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a sale of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5% ($100) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the fiscal year ended Oct. 31, 1996, none of the Fund's net investment income dividends qualified for the corporate deduction. The exclusion for dividends received by individuals is no longer available.

The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions received by individual and corporate shareholders, if any, should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable.
PAGE 56
Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income. If the Fund incurs a loss, a portion of the dividends distributed to shareholders may be considered a return of capital.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state and local income tax laws to Fund distributions.

AGREEMENTS

Investment Management Services Agreement

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC. For its services, AEFC is paid a fee based on the following schedule:

Assets              Annual rate at
(billions)          each asset level

First $0.25             0.770%
Next   0.25             0.745
Next   0.25             0.720
Next   0.25             0.695
Over   1.0              0.670

On Oct. 31, 1996, the daily rate applied to the Portfolio's net assets was equal to 0.740% on an annual basis. The fee is PAGE 57 calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

The management fee is paid monthly. Under the agreement, the total amount paid was $5,290,110 for the fiscal year ended Oct. 31, 1996, $3,930,646 for fiscal year 1995, and $3,414,109 for fiscal year
1994.

Under the agreement, the Portfolio also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities of the Portfolio; and expenses properly payable by the Portfolio, approved by the board. Under the agreement, the nonadvisory expenses paid by the Fund and the Portfolio were $619,623 for the fiscal year ended Oct. 31, 1996, $632,116 for fiscal year 1995, and $641,964 for fiscal year 1994.

In this section prior to May 13, 1996, the fees and expenses described were paid directly by the Fund. After that date, the management fees were paid by the Portfolio.

Administrative Services Agreement

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

     Assets          Annual rate
     (billions)      each asset level

     First $0.25     0.060%
     Next   0.25     0.055
     Next   0.25     0.050
     Next   0.25     0.045
     Over   1.0      0.040

On Oct. 31, 1996, the daily rate applied to the Fund's net assets was equal to 0.054% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $390,216 for the fiscal year ended Oct. 31, 1996.

Transfer Agency Agreement

The Fund has a Transfer Agency Agreement with AEFC. This agreement governs AEFC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection PAGE 58 with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AEFC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A and Class Y is $15.50 per year and for Class B is $16.50 per year. The fees paid to AEFC may be changed from time to time upon agreement of the parties without shareholder approval. Under the agreement, the Fund paid fees of $1,005,794 for the fiscal year ended Oct. 31, 1996.

Distribution Agreement

Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to American Express Financial Advisors daily. These charges amounted to $3,631,422 for the fiscal year ended Oct. 31, 1996. After paying commissions to personal financial advisors, and other expenses, the amount retained was $-221,637. The amounts were $2,844,025 and $436,482 for fiscal year 1995, and $8,125,263 and $2,870,520 for fiscal year 1994.

Additional information about commissions and compensation for the fiscal year ended Oct. 31, 1996, is contained in the following table:

(1)           (2)             (3)             (4)           (5)
              Net             Compensation
Name of       Underwriting    on Redemption
Principal     Discounts and   and             Brokerage     Other
Underwriter   Commissions     Repurchases     Commissions   Compensation
AEFC             None            None            None       $655,522*

American
Express
Financial
Advisors      $3,631,422         None            None          None

*Distribution fees paid pursuant to the Plan and Agreement of Distribution.

Shareholder Service Agreement

The Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares.

Plan and Agreement of Distribution

For Class B shares, to help American Express Financial Advisors defray the cost of distribution and servicing, not covered by the sales charges received under the Distribution Agreement, the Fund and American Express Financial Advisors entered into a Plan and

PAGE 59
Agreement of Distribution (Plan). These costs cover almost all aspects of distributing the Fund's shares except compensation to the sales force. A substantial portion of the costs are not specifically identified to any one fund in the IDS MUTUAL FUND GROUP. Under the Plan, American Express Financial Advisors is paid a fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the Fund's Class B shares or by American Express Financial Advisors. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act, as amended. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person, has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the fiscal year ended Oct. 31, 1996, under the agreement, the Fund paid fees of $655,522.

Total fees and expenses

Total combined fees and nonadvisory expenses of both the Fund and the Portfolio cannot exceed the most restrictive applicable state limitation. Currently, the most restrictive applicable state expense limitation, subject to exclusion of certain expenses, is 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million and 1.5% of average daily net assets over $100 million, on an annual basis. At the end of each month, if the fees and expenses of the Fund exceed this limitation for the Fund's fiscal year in progress, AEFC will assume all expenses in excess of the limitation. AEFC then may bill the Fund for such expenses in subsequent months up to the end of that fiscal year, but not after that date. No interest charges are assessed by AEFC for expenses it assumes. The Fund paid total fees and nonadvisory expenses of $9,186,190 for the fiscal year ended Oct. 31, 1996.

PAGE 60
ORGANIZATIONAL INFORMATION

IDS Global Series, Inc., of which IDS Global Bond Fund is a part, is an open-end management company, as defined in the Investment Company Act of 1940. It was incorporated on Oct. 28, 1988 in Minnesota. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

BOARD MEMBERS AND OFFICERS

The following is a list of the Fund's board members who, except for Mr. Dudley, are also board members and officers of all other funds in the IDS MUTUAL FUND GROUP. Mr. Dudley is a board member of the 47 publicly offered funds. The board members and officers also are board members and officers of all five trusts in the Preferred Master Trust Group. All shares have cumulative voting rights with respect to the election of board members.

H. Brewster Atwater, Jr.
Born in 1931
4900 IDS Tower
Minneapolis, MN

Former chairman and chief executive officer, General Mills, Inc.
Director, Merck & Co., Inc. and Darden Restaurants, Inc.

Lynne V. Cheney'
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C.

Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc.,
Lockheed-Martin, the Interpublic Group of Companies, Inc.
(advertising), and FPL Group, Inc. (holding company for Florida
Power and Light).

William H. Dudley**
Born in 1932
2900 IDS Tower
Minneapolis, MN

Executive vice president and director of AEFC.

Robert F. Froehlke+
Born in 1922
1201 Yale Place
Minneapolis, MN

Former president of all funds in the IDS MUTUAL FUND GROUP.
Director, the ICI Mutual Insurance Co., Institute for Defense
PAGE 61
Analyses, Marshall Erdman and Associates, Inc. (architectural engineering) and Public Oversight Board of the American Institute of Certified Public Accountants.

David R. Hubers+**
Born in 1943
2900 IDS Tower
Minneapolis, MN

President, chief executive officer and director of AEFC.
Previously, senior vice president, finance and chief financial officer of AEFC.

Heinz F. Hutter+'
Born in 1929
P.O. Box 2187
Minneapolis, MN

Former president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).

Anne P. Jones
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney and telecommunications consultant. Former partner, law firm of Sutherland, Asbill & Brennan. Director, Motorola, Inc. and C-Cor Electronics, Inc.

Melvin R. Laird
Born in 1922
Reader's Digest Association, Inc.
1730 Rhode Island Ave., N.W.
Washington, D.C.

Senior counsellor for national and international affairs, The Reader's Digest Association, Inc. Former nine-term congressman, secretary of defense and presidential counsellor. Director, Martin Marietta Corp., Metropolitan Life Insurance Co., The Reader's Digest Association, Inc., Science Applications International Corp., Wallace Reader's Digest Funds and Public Oversight Board (SEC Practice Section, American Institute of Certified Public Accountants).

William R. Pearce+*
Born in 1927
901 S. Marquette Ave.
Minneapolis, MN

President of all funds in the IDS MUTUAL FUND GROUP since June
1993.  Former vice chairman of the board, Cargill, Incorporated
(commodity merchants and processors).

PAGE 62
Edson W. Spencer+
Born in 1926
4900 IDS Center
80 S. 8th St.
Minneapolis, MN

President, Spencer Associates Inc. (consulting). Former chairman of the board and chief executive officer, Honeywell Inc. Director, Boise Cascade Corporation (forest products). Member of
International Advisory Council of NEC (Japan).

John R. Thomas**
Born in 1937
2900 IDS Tower
Minneapolis, MN

Senior vice president and director of AEFC.

Wheelock Whitney+
Born in 1926
1900 Foshay Tower
821 Marquette Ave.
Minneapolis, MN

Chairman, Whitney Management Company (manages family assets).

C. Angus Wurtele'
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN

Chairman of the board and retired chief executive officer, The
Valspar Corporation (paints).  Director, Bemis Corporation
(packaging), Donaldson Company (air cleaners & mufflers) and
General Mills, Inc. (consumer foods).

+ Member of executive committee.
' Member of joint audit committee.
* Interested person by reason of being an officer and employee of the Fund.
**Interested person by reason of being an officer, board member, employee and/or shareholder of AEFC or American Express.

The board also has appointed officers who are responsible for day-to-day business decisions based on policies it has established.

In addition to Mr. Pearce, who is president, the Fund's other officers are:

Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN
PAGE 63
Vice president, general counsel and secretary of all funds in the IDS MUTUAL FUND GROUP.

Officers who also are officers and/or employees of AEFC

Peter J. Anderson
Born in 1942
IDS Tower 10
Minneapolis, MN

Vice president-investments of all funds in the IDS MUTUAL FUND
GROUP.  Director and senior vice president-investments of AEFC.

Melinda S. Urion
Born in 1953
IDS Tower 10
Minneapolis, MN

Treasurer of all funds in the IDS MUTUAL FUND GROUP. Director, senior vice president and chief financial officer of AEFC.
Director and executive vice president and controller of IDS Life
Insurance Company.

COMPENSATION FOR THE FUND BOARD MEMBERS

Members of the board who are not officers of the Fund or of AEFC receive an annual fee of $100 and the chair of the Contracts Committee receives an additional $90. Board members receive a $50 per day attendance fee for board meetings. The attendance fee for meetings of the contracts and Investment Review Committee is $50; for meetings of the Audit Committee and Personnel Committee $25 and for traveling out-of-state $8. Expenses for attending meetings are reimbursed.

During the fiscal year ended Oct. 31, 1996, the members of the board, for attending up to 25 meetings, received the following compensation:

                                    Compensation Table

                                   Pension or       Estimated     Total cash
                    Aggregate      Retirement       annual        compensation
                    compensation   benefits         benefit       from the IDS MUTUAL
                    from the       accrued as       upon          FUND GROUP and the Preferred
Board member        Fund           Fund expenses*   retirement    Master Trust Group
Lynne V. Cheney     $  812         $  206           $  300        $74,500
Robert F. Froehlke     852            800              260         76,800
Heinz F. Hutter        872            312              145         77,300
Anne P. Jones          876            215              300         77,400
Donald M. Kendall      483            211              173         36,000
(part of year)
Melvin R. Laird        945            565              218         80,600
Lewis W. Lehr          500             --              170         36,700
(part of year)
Edson W. Spencer     1,017            375              160         83,300
Wheelock Whitney       829            433              300         75,200
C. Angus Wurtele       817            342              298         75,300


/TABLE

PAGE 64
On Oct. 31, 1996, the Fund's board members and officers as a group owned less than 1% of the outstanding shares. During the fiscal period ended Oct. 31, 1996, no board member or officer earned more than $60,000 from this Fund. All board members and officers as a group earned $16,990, including $3,459 of retirement plan benefits, from this Fund.

*The Fund had a retirement plan for its independent board members. The plan was terminated April 30, 1996.

COMPENSATION FOR THE PORTFOLIO BOARD MEMBERS

Members of the board who are not officers of the Portfolio or of the Advisor receive an annual fee of $300 for World Income Portfolio. They also receive attendance and other fees. These fees include for each day in attendance at meetings of the board, $50; for meetings of the Contracts and Investment Review Committees, $50; meetings of the Audit Committee, $25; for traveling from out-of-state, $8; and as Chair of the Contracts Committee, $90. Expenses for attending meetings are reimbursed.

During the fiscal period from May 13, 1996 to Oct. 31, 1996 the members of the board, for attending up to 25 meetings, received the following compensation, in total, from all Portfolios in the Preferred Master Trust Group:

                                    Compensation Table
                                for World Income Portfolio

                                  Pension or           Estimated     Total cash
                    Aggregate     Retirement           annual        compensation
                    compensation  benefits             benefit       from the Preferred
                    from the      accrued as           upon          Master Trust Group and
Board member        Portfolio     Portfolio expenses*  retirement    IDS MUTUAL FUND GROUP
Lynne V. Cheney     $  289             $0               $0           $74,500
Robert F. Froehlke     332              0                0            76,800
Heinz F. Hutter        310              0                0            77,300
Anne P. Jones          314              0                0            77,400
Melvin R. Laird        351              0                0            80,600
Edson W. Spencer       352              0                0            83,300
Wheelock Whitney       302              0                0            75,200
C. Angus Wurtele       320              0                0            75,300

During the fiscal period from May 13, 1996 to Oct. 31, 1996, no board member or officer earned more than $60,000 from the World
Income Portfolio. All board members and officers as a group earned $1,338 from World Income Portfolio.

CUSTODIAN

The Trust's securities and cash are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Ave., Minneapolis, MN 55402-2307, through a custodian agreement. The Fund also retains the custodian pursuant to a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Portfolio pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

PAGE 65
The custodian has entered into a sub-custodian arrangement with the Morgan Stanley Trust Company (Morgan Stanley), One Pierrepont Plaza, Eighth Floor, Brooklyn, NY 11201-2775. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Morgan Stanley or in such other financial institutions as may be permitted by law and by the Fund's sub-custodian agreement.

INDEPENDENT AUDITORS

The Fund's and corresponding Portfolio's financial statements contained in the Annual Report to shareholders for the fiscal year ended Oct. 31, 1996, were audited by independent auditors, KPMG Peat Marwick LLP, 4200 Norwest Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

FINANCIAL STATEMENTS

The Independent Auditors' Reports and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the 1996 Annual Report to shareholders, pursuant to Section 30(d) of the Investment Company Act of 1940, as amended, are hereby incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference.

PROSPECTUS

The prospectus for IDS Global Bond Fund dated Dec. 30, 1996, is hereby incorporated in this SAI by reference.

PAGE 66
APPENDIX A

FOREIGN CURRENCY TRANSACTIONS

Since investments in foreign countries usually involve currencies of foreign countries, and since the Portfolio may hold cash and cash-equivalent investments in foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Portfolio may incur costs in connection with conversions between various currencies.

Spot Rates and Forward Contracts. The Portfolio conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. A forward contract involves an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the contract date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements. No commissions are charged at any stage for trades.

The Portfolio may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Portfolio also may enter into forward contracts when management of the Portfolio believes the currency of a particular foreign country may change in relationship to the U.S. dollar or another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of such securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain.
The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of an offsetting position composed of the Portfolio's securities and cash. Under normal circumstances, PAGE 67 consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The investment manager believes it is important, however, to have the flexibility to enter into such forward contracts when it determines it is in the best interest of the Portfolio to do so.

The Portfolio will designate cash or securities in an amount equal to the value of the Portfolio's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Portfolio's commitments on such contracts.

At maturity of a forward contract, the Portfolio may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Portfolio retains the security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Portfolio enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Portfolio to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

The Portfolio's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although such forward PAGE 68 contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Portfolio values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Options on Foreign Currencies. The Portfolio may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities, the Portfolio may buy put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a change in the dollar value of a currency in which securities to be acquired are denominated is projected, which would increase the cost of such securities, the Portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

As in the case of other types of options, however, the benefit to the Portfolio derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.
PAGE 69
Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Portfolio holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature PAGE 70 of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for the purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Portfolio may enter into currency futures contracts to buy or sell currencies.
It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Portfolio may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations. All futures contracts are aggregated for purposes of the percentage limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the values of the Portfolio's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against price decline if the issuer's creditworthiness deteriorates. Because the value of the Portfolio's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Portfolio's investments denominated in that currency over time.

The Portfolio will hold securities or other options or futures positions whose values are expected to offset its obligations. The Portfolio will not enter into an option or futures position that exposes the Portfolio to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

PAGE 71
APPENDIX B

OPTIONS AND FUTURES CONTRACTS

The Portfolio may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market. The Portfolio may enter into interest rate futures contracts and stock index futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy or write put and call options on these futures and on stock indexes. Options in the over-the-counter market will be purchased only when the investment manager believes a liquid secondary market exists for the options and only from dealers and institutions the investment manager believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, the Portfolio could be required to buy or sell securities at disadvantageous prices, thereby incurring losses.

OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The cash received is retained by the writer whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price. The risk of the writer is potentially unlimited, unless the option is covered.

Options can be used to produce incremental earnings, protect gains and facilitate buying and selling securities for investment purposes. The use of options may benefit the Portfolio and its shareholders by improving the Portfolio's liquidity and by helping to stabilize the value of its net assets.

Buying options. Put and call options may be used as a trading technique to facilitate buying and selling securities for investment reasons. Options are used as a trading technique to take advantage of any disparity between the price of the PAGE 72 underlying security in the securities market and its price on the options market. It is anticipated the trading technique will be utilized only to effect a transaction when the price of the security plus the option price will be as good or better than the price at which the security could be bought or sold directly. When the option is purchased, the Portfolio pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the purchase of the underlying security will be the combination of the exercise price, the premium and both commissions. When using options as a trading technique, commissions on the option will be set as if only the underlying securities were traded.

Put and call options also may be held by the Portfolio for investment purposes. Options permit the Portfolio to experience the change in the value of a security with a relatively small initial cash investment.

The risk the Portfolio assumes when it buys an option is the loss of the premium. To be beneficial to the Portfolio, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then the price change in the underlying security does not assure a profit since prices in the option market may not reflect such a change.

Writing covered options. The Portfolio will write covered options when it feels it is appropriate and will follow these guidelines:

'Underlying securities will continue to be bought or sold solely on the basis of investment considerations consistent with the Portfolio's goal.

'All options written by the Portfolio will be covered. For covered call options if a decision is made to sell the security, or for put options if a decision is made to buy the security, the Portfolio will attempt to terminate the option contract through a closing purchase transaction.

A call option written by the Portfolio will be covered (i) if the Portfolio owns the security in connection with which the option was written, or has an absolute and immediate right to acquire such security upon conversion of exchange or other securities held in its portfolio, or (ii) in such other manner that is in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. A put option written by the Portfolio will be covered through (i) segregation in a segregated account held by the Portfolio's custodian of cash, short-term U.S. government securities or money market instruments in an amount PAGE 73 equal to the exercise price of the option, or (ii) in any other manner that is in accordance with the requirements of the exchange on which the option is traded and applicable laws and regulations.

Upon exercise of the option, the holder is required to pay the purchase price of the underlying security in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely the writer is required to deliver the security in the case of a call option or to purchase the security in the case of a put option. Options that have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established subject to the availability of a liquid secondary market.

The Portfolio will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Portfolio is less than the premium received from writing the option. Conversely, the Portfolio will suffer a loss if the premium paid is more than the premium received. The Portfolio also will profit if the premium received in connection with the closing of an option purchased by the Portfolio is more than the premium paid for the original purchase. Conversely, the Portfolio will suffer a loss if the premium received is less than the premium paid in establishing the option position.

The Portfolio may deal in options on securities that are traded in U.S. and foreign securities exchanges and over-the-counter markets and on domestic and foreign securities indexes.

The Portfolio will write options only as permitted under federal or state laws or regulations, such as those that limit the amount of total assets subject to the options. While no limit has been set by the Portfolio, it will conform to the requirements of those states. For example, California limits the writing of options to 50% of the assets of a fund.

Net premiums on call options closed or premiums on expired call options are treated as short-term capital gains. Since the Portfolio is taxed as a regulated investment company under the Internal Revenue Code, any gains on options and other securities held less than three months must be limited to less than 30% of its annual gross income.

If a covered call option is exercised, the security is sold by the Portfolio. The premium received upon writing the option is added to the proceeds received from the sale of the security. The Portfolio will recognize a capital gain or loss based upon the difference between the proceeds and the security's basis. Premiums received from writing outstanding call options are included as a deferred credit in the Statement of Assets and Liabilities and adjusted daily to the current market value.

PAGE 74
FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are commodity contracts listed on commodity exchanges. Futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges, through their clearing corporations, guarantee performance of the contracts. There are contracts based on U.S. Treasury bonds, Standard & Poor's 500 Index (S&P 500 Index), and other broad stock market indexes as well as narrower sub-indexes. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those stocks. In the case of S&P 500 Index futures contracts, the specified multiple is $500. Thus, if the value of the S&P 500 Index were 150, the value of one contract would be $75,000 (150 x $500).

Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract. For example, excluding any transaction costs, if the Portfolio enters into one futures contract to buy the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 154 on that future date, the Portfolio will gain $500 x (154-150) or $2,000.
If the Portfolio enters into one futures contract to sell the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 152 on that future date, the Portfolio will lose $500 x (152-150) or $1,000.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by the Portfolio taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up within a segregated account at the Portfolio's custodian bank. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day the Portfolio would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash markets.

The purpose of a futures contract is to allow the Portfolio to gain rapid exposure to or protect itself from changes in the market without actually buying or selling securities. For example, a Portfolio may find itself with a high cash position at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues entail the lapse of time and the possibility of missing a significant market movement. By using futures contracts, the Portfolio can obtain immediate exposure to the market and benefit from the beginning stages of a rally. The buying program can then proceed and once it is completed (or as it proceeds), the contracts can be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset PAGE 75 by entering into stock index futures contracts to sell units of an index and individual stocks can be sold over a longer period under cover of the resulting short contract position.

Risks of Transactions in Futures Contracts

The Portfolio may elect to close some or all of its contracts prior to expiration. Although the Portfolio intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures contract position, and in the event of adverse price movements, the Portfolio would have to make daily cash payments of variation margin. Such price movements, however, will be offset all or in part by the price movements of the securities owned by the Portfolio. Of course, there is no guarantee the price of the securities will correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Another risk in employing futures contracts to protect against the price volatility of securities is that the prices of securities subject to futures contracts may not correlate perfectly with the behavior of the cash prices of the Portfolio's securities. The correlation may be distorted because the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

In addition, the Portfolio's investment manager could be incorrect in its expectations as to the direction or extent of various interest rate or market movements or the time span within which the movements take place. For example, if the Portfolio sold futures contracts in anticipation of a market decline, and the market rallied instead, the Portfolio would lose part or all of the benefit of the increased value of the stock it has hedged because it will have offsetting losses in its futures positions.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the holder a right to buy or sell futures contracts in the future.
Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into such a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Furthermore, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract.
However, since an option gives the buyer the right to enter into a PAGE 76 contract at a set price for a fixed period of time, its value does change daily and that change is reflected in the net asset value of the Portfolio.

The risk the Portfolio assumes when it buys an option is the loss of the premium paid for the option. The risk involved in writing options on futures contracts the Portfolio owns, or on securities held in its portfolio, is that there could be an increase in the market value of such contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. The Portfolio could enter into a closing transaction by purchasing an option with the same terms as the one it had previously sold. The cost to close the option and terminate the Portfolio's obligation, however, might be more or less than the premium received when it originally wrote the option. Furthermore, the Portfolio might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

OPTIONS ON STOCK INDEXES. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level. Such options would be used in the same manner as options on futures contracts.

TAX TREATMENT. As permitted under federal income tax laws, the Portfolio intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in the Portfolio being required to defer recognizing losses incurred by entering into futures contracts and losses on underlying securities identified as being hedged against.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether such option is a section 1256 contract. If the option is a non-equity option, the Portfolio will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term. Certain provisions of the Internal Revenue Code may also limit the Portfolio's ability to engage in futures contracts and related options transactions. For example, at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its assets must consist of cash, government securities and other securities, subject to certain diversification requirements. Less than 30% of its gross income must be derived from sales of securities held less than three months.

PAGE 77
The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. In order to avoid realizing a gain within the three-month period, the Portfolio may be required to defer closing out a contract beyond the time when it might otherwise be advantageous to do so. The Portfolio also may be restricted in purchasing put options for the purpose of hedging underlying securities because of applying the short sale holding period rules with respect to such underlying securities.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Portfolio's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

PAGE 78
APPENDIX C

MORTGAGE-BACKED SECURITIES

A mortgage pass-through certificate is one that represents an interest in a pool, or group, of mortgage loans assembled by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association
(FNMA) or non-governmental entities. In pass-through certificates, both principal and interest payments, including prepayments, are passed through to the holder of the certificate. Prepayments on underlying mortgages result in a loss of anticipated interest, and the actual yield (or total return) to the Portfolio, which is influenced by both stated interest rates and market conditions, may be different than the quoted yield on certificates. Some U.S. government securities may be purchased on a when-issued basis, which means that it may take as long as 45 days after the purchase before the securities are delivered to the Portfolio.

Stripped Mortgage-Backed Securities. The Portfolio may invest in stripped mortgage-backed securities. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. On an IO, if prepayments of principal are greater than anticipated, an investor may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

Mortgage-Backed Security Spread Options. The Portfolio may purchase mortgage-backed security (MBS) put spread options and write covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. MBS spread options are traded in the OTC market and are of short duration, typically one to two months. The Portfolio would buy or sell covered MBS call spread options in situations where mortgage-backed securities are expected to underperform like-duration Treasury securities.

PAGE 79
APPENDIX D

DOLLAR-COST AVERAGING

A technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares in a fund to meet long-term goals.

Dollar-cost averaging

___________________________________________________________________
Regular             Market Price            Shares
Investment          of a Share              Acquired
 $100                $6.00                    16.7
  100                 4.00                    25.0
  100                 4.00                    25.0
  100                 6.00                    16.7
  100                 5.00                    20.0
 $500               $25.00                   103.4

Average market price of a share over 5 periods:
$5.00 ($25.00 divided by 5).
The average price you paid for each share:
$4.84 ($500 divided by 103.4).

PAGE 80
STATEMENT OF DIFFERENCES

Difference                           Description

1)  The layout is different          1)  Some of the layout in the
    throughout the prospectus.           prospectus to shareholders
                                         is in two columns.

2)  Headings.                        2)  The headings in the
                                         prospectus are placed
                                         in blue strip at the top
                                         of the page.

3)  There are pictures, icons        3)  Each picture, icon and
    and graphs throughout the            graph is described in
    prospectus.                          a heading.

4)  Footnotes for charts and         4)  The footnotes for each
    graphs are described at              chart or graph are typed
    the left margin.                     below the description of
                                         the chart or graph.

5)  The page numbers in the          5)  The prospectus begins on
    electronic document do not           page 1 in both documents,
    correspond to the prospectus         ends on page 1 in the
    sent to the shareholders.            electronic document, and
                                         page 1 in the prospectus
                                         sent to the shareholders.

6)  Financial Information.           6)  Some of the figures in the
                                         Average annual total
                                         returns table, and the
                                         Cumulative total returns
                                         table have been adjusted.